Forward-Looking Statements

This presentation contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements in this presentation should be evaluated together with the many uncertainties that affect our businesses, particularly those mentioned in the cautionary statements in Item 1 of our Form 10-K for the year ended Dec. 31, 2000, and in our periodic reports on Form 10-Q and Form 8-K (if any) which we incorporate by reference.

No Duty to Update

The information contained in the presentation set forth below was current as of December 11, 2001. While this presentation remains on the Company's website the Company assumes no duty to update the information to reflect subsequent developments. Consequently, the Company will not update the information contained in the presentation and investors should not rely upon the information as current or accurate after December 11, 2001.

2001 Annual Business Briefing

Raymond V. Gilmartin
Chairman, President & Chief Executive Officer
December 11, 2001

New Product Launches

INVANZ
COMVAX
VAQTA
PEPCID AC
MAXALT
AGGRASTAT
COSOPT
PROPECIA
VARIVAX
CANCIDAS
TRUSOPT
CRIXIVAN
VIOXX
SINGULAIR
FOSAMAX
COZAAR/HYZAAR

1995 -2001
7 year period

New Mechanisms

VARIVAX
CANCIDAS
TRUSOPT
CRIXIVAN
VIOXX
SINGULAIR
FOSAMAX
COZAAR/HYZAAR

1995 -2001
7 year period

Breakthroughs

VARIVAX
CANCIDAS
TRUSOPT
CRIXIVAN
VIOXX
SINGULAIR
FOSAMAX
COZAAR/HYZAAR

1995 -2001
7 year period

Breakthroughs and Key Outcomes Studies

VARIVAX
CANCIDAS
TRUSOPT
CRIXIVAN
ZOCOR 4S
VIOXX
SINGULAIR
FOSAMAX
COZAAR/HYZAAR

1995 -2001
7 year period

New Mechanisms

ZOCOR 4S
VIOXX
SINGULAIR
FOSAMAX
COZAAR/HYZAAR

1995 -2001
7 year period

Rotavirus Vaccine
Emesis (CINV)
HIV
Anxiety
Asthma/COPD
Cancer Prevention (HPV)
Diabetes
Depression
SINGULAIR AR
ARCOXIA
ZOCOR/ZETIA

2002 -2006
5 year period

Breakthroughs

ZOCOR 4S
VIOXX
SINGULAIR
FOSAMAX
COZAAR/HYZAAR

1995 -2001
7 year period

Rotavirus Vaccine
Emesis (CINV)
HIV
Anxiety
Asthma/COPD
Cancer Prevention (HPV)
Diabetes
Depression
SINGULAIR AR
ARCOXIA
ZOCOR/ZETIA

2002 -2006
5 year period

Breakthroughs and Key Outcomes Studies

ZOCOR 4S
VIOXX
SINGULAIR
FOSAMAX
COZAAR/HYZAAR

1995 -2001
7 year period

Rotavirus Vaccine
Emesis (CINV)
HIV
VIOXX VIGOR
COZAAR RENAAL
ZOCOR HPS
Anxiety
Asthma/COPD
Cancer Prevention (HPV)
Diabetes
Depression
SINGULAIR AR
ARCOXIA
ZOCOR/ZETIA

2002 -2006
5 year period

Breakthroughs and Key Outcomes Studies

ZOCOR 4S
VIOXX
SINGULAIR
FOSAMAX
COZAAR/HYZAAR

1995 -2001
7 year period

VIOXX VIGOR
COZAAR RENAAL
ZOCOR HPS
Anxiety
Asthma/COPD
Cancer Prevention (HPV)
Diabetes
Depression
SINGULAIR AR
ARCOXIA
ZOCOR/ZETIA

2002 -2006
5 year period

Expanding Growth from a Strong Platform – Anticipated Filings

2001

ARCOXIA
VIOXX - VIGOR
COZAAR - RENAAL

2002

ZETIA
Emesis (CINV)
SINGULAIR AR
ZOCOR - HPS

2003

2006

ZOCOR/ZETIA
Depression
Diabetes
Anxiety
Asthma/COPD
Cancer Prevention (HPV)
Rotavirus Vaccine
HIV

ZOCOR®
(SIMVASTATIN)

The statin that changed the field of cholesterol lowering and…

ZOCOR
Current Indication

- In patients with elevated lipids, ZOCOR is indicated to:

Reduce		Increase
LDL cholesterol	Triglycerides	HDL cholesterol

ZOCOR
Current Indication

- In patients with coronary heart disease and elevated cholesterol, ZOCOR is indicated to:
  - Reduce the risk of death due to heart attacks
  - Reduce the risk of non-fatal heart attacks
  - Reduce risk associated with coronary revascularization procedures
  - Reduce the risk of stroke and transient ischemic attack

ZOCOR
Dosage

Individualized according to baseline LDL-cholesterol level, treatment goals, and patient response

- Dose range 5-80 mg
- 20 mg usual starting dose
- 40 mg alternate starting dose if >45% reduction in LDL-cholesterol targeted
- Adjustments at 4 week intervals

ZOCOR
Oxford Heart Protection Study

- >20,000 patients enrolled
  - 5 years of follow-up
- Biochemical Eligibility: Patients enrolled with any cholesterol level
  - Total cholesterol as low as 135 mg/dL
    - A new lower limit for eligibility
    - Includes normal cholesterol levels

ZOCOR
Oxford Heart Protection Study

- Clinical Eligibility

Patients at risk of coronary heart disease due to:

Established Criteria

– Past history of heart attack or coronary heart disease
  - Many with "normal" cholesterol levels

New Criteria

– Diabetes Mellitus without clinical coronary heart disease
– Occlusive disease of non-coronary arteries (peripheral or cerebral)

Oxford Heart Protection Study
ZOCOR: 40 mg Starting & Maintenance Dose

ZOCOR + ANTIOXIDANTS	5000 patients/arm
ZOCOR + PLACEBO	
PLACEBO + ANTIOXIDANTS	
PLACEBO + PLACEBO	

Oxford Heart Protection Study: Results
ZOCOR: 40 mg Starting & Maintenance Dose

Regardless of baseline LDL cholesterol level (even below 100 mg/dL), age (up to 80) or gender

- Decreased coronary heart disease events, stroke and revascularization procedures in patients with ***or without*** prior coronary heart disease
- Clear effect in patients with **diabetes** with ***or without*** prior coronary heart disease
  - 6,000 patients with diabetes enrolled (4,000 without coronary heart disease)

Oxford Heart Protection Study
ZOCOR: 40 mg Starting & Maintenance Dose

A New Treatment Paradigm

Treatment is beneficial in patients with any 1 risk factor, regardless of baseline cholesterol level

- Past history of heart attack or coronary heart disease
- Diabetes Mellitus even without clinical coronary heart disease
- Occlusive disease of non-coronary arteries (peripheral or cerebral)

Anticipated filing for new indications in 2002

Oxford Heart Protection Study
ZOCOR: 40 mg Starting & Maintenance Dose

Safety Profile Reconfirmed

Percentage of Patients with Muscle Pain

Year	1	2	3	4	5	6
ZOCOR	5%	6%	6%	7%	7%	7%
Placebo	5%	6%	6%	6%	7%	7%

ZŌCOR®

(SIMVASTATIN)

Triple Power Efficacy
Saving Lives

Strong Growth in the $17 Billion Cholesterol Market Continuing



Sales
($ Billions)
18
15
12
9
6
3
0
2Q96
2Q97
2Q98
2Q99
2Q00
2Q01
+18%
Worldwide
+26%
US

Source: IMS HEALTH, Rolling 12 months

24 Million Rx Untreated Patient Market Opportunity in the US Alone


New NCEP Guidelines Broaden Treatment Target
Millions of Patients
20
15
10
5
0
Coronary Heart Disease (CHD)
Diabetes
Other High Risk
Moderate Risk
3
4
5
12
14 Million Treated Rx
24 Million Drug Eligible Untreated

Heart Protection Study Adds an Additional 16 Million Patients to the US Drug Eligible Group


16 + 24 = 40 Million Untreated
Coronary Heart Disease (CHD)
Diabetes
Other High Risk
Moderate Risk
Millions of Patients
20
15
10
5
0
7
6
3
14 Million Treated Rx
24 Million Drug Eligible Untreated
16 Million New Drug Eligible Based on HPS

ZOCOR: Accelerating Growth Rate, US and Worldwide



Sales
($ Billions)
7
6
5
4
3
2
1
0
Worldwide
US
+14%
+18%
+21%
+22%
+28%
+30%
3Q98
3Q99
3Q00
3Q01

Source: Internal data, Rolling 12 months

ZOCOR: 40mg Dose

- Approved optional starting dose
- Only dose used in HPS
- Demonstrated efficacy through outcomes
- Confirmed safety in HPS for 5 years

ZOCOR: Strong Growth Potential

- 40 million Rx eligible, yet untreated, population
- Outcomes and long-term safety of ZOCOR repeatedly confirmed in large outcomes studies
- Strong on-going sales and marketing commitment to ZOCOR

↓

Triple Power Efficacy

LDL↓ HDL↑ TG↓

MERCK / Schering-Plough Pharmaceuticals
PARTNERS IN CARDIOVASCULAR MEDICINE

Zetia™
(ezetimibe)

ZETIA

A New Cholesterol Lowering Treatment Mechanism

- ZETIA is a cholesterol absorption inhibitor being developed by a partnership between Merck and Schering Plough
  - Mechanism is distinct from and complementary to statins
- Phase III program complete for monotherapy and co-administration use with statins
  - Anticipated FDA official acceptance of filing of application in 1Q2002
- Development program for ZOCOR and ZETIA combination (in a single tablet) underway in patients

ZETIA Mechanism of Action: Complementary to Statins


LDL
In circulation
Statins
Synthesis of LDL
LDL Receptor
Cholesterol Absorption Inhibition
INTESTINE
DIETARY CHOLESTEROL

- Highly **potent** and **selective**
- **Target Localized** on the brush border membrane
- **Unique mechanism** vs. resins, plant sterol margarines, statins, or fibrates

ZETIA 10 mg
Monotherapy Efficacy Results



LDL-
Cholesterol
Triglycerides#
HDL-
Cholesterol
Mean % Change
From Baseline
10
5
0
-5
-10
-15
-20
Placebo
ZETIA
Placebo
ZETIA
Placebo
ZETIA
1
-18*
2
-9*
-2
1*

median values
*p<0.01 vs placebo.

ZETIA
Homozygous Familial Hypercholesterolemia: Patients Who Lack Liver LDL Clearance Receptors

- 50 patients; 12-week treatment period
- Initial run-in treatment: High-Dose Statin

Randomization

High Dose Statin	*or*	ZETIA + Low Dose Statin	*or*	ZETIA + High Dose Statin

- **Primary Endpoint**: % change from baseline in LDL-Cholesterol

ZETIA + ZOCOR in Typical Hypercholesterolemic Patients with Functioning LDL Clearance Receptors


% Decrease in LDL-Cholesterol
5
-5
-15
-25
-35
-45
-55
-65
10mg
20mg
40mg
80mg
ZOCOR DOSE
ZOCOR
ZETIA / ZOCOR

Statin Pharmacology

As higher doses of statins are used, the incidence of mechanism- based side effects increases

ZETIA + Low Dose ZOCOR versus High Dose ZOCOR Alone



10
0
-10
-20
-30
-40
-50
Mean % Change
ZETIA / ZOCOR 10mg
ZOCOR 80mg
LDL-Cholesterol
HDL-Cholesterol
Triglycerides

ZOCOR & ZETIA:
A New Cholesterol Lowering Treatment Paradigm

- ZETIA lowers LDL-cholesterol by a new mechanism
  - Inhibits gastrointestinal absorption by ~50%
  - Does not inhibit absorption of vitamins or fats
- Adds LDL-lowering to ZOCOR alone in patients with Homozygous Familial Hypercholesterolemia
- Adding ZETIA to ZOCOR gives LDL-cholesterol lowering comparable to 2-3 titration steps of ZOCOR
- Combination dosage form of ZOCOR and ZETIA on track to file late 2003

MERCK / Schering-Plough Pharmaceuticals

PARTNERS IN CARDIOVASCULAR MEDICINE

Zetia™

(ezetimibe)

Two Product Assets in US Partnership

ZETIA

a cholesterol absorption inhibitor – a new, novel molecule that lowers LDL cholesterol

- for use alone
- for use co-administered with any statin at any dose

ZETIA/ZOCOR

two complementary mechanisms in a single, convenient combination tablet form

US Cholesterol Market: Large, Growing Rapidly and Ready for New Choices

ZETIA

- Statin purchases growing >20%
- 12 million patients treated with statins today
- 6 million statin-treated patients not at goal
- Statin titration to goal inefficient

ZETIA/ZOCOR

- 40 million untreated, eligible patients

ZETIA: Large Market Opportunity as Additive Therapy

- Additive to any statin: will achieve LDL goal for most patients
- Substantial promotion support from JV and both parent organizations
- Merck support distinct from efforts with ZOCOR

ZETIA/ZOCOR: A Highly Effective Combination Tablet

- Highly effective agent in lowering LDL
- Convenience of a single tablet
  - ZOCOR: proven triple power efficacy, long-term safety and outcomes, plus
  - ZETIA: additive effects on ↓ LDL, ↑ HDL, ↓ TG

ZETIA/ZOCOR: A Highly Effective Combination Tablet

- A new, unique option for effective lipid management
  - 40 million Rx untreated patients today
  - 6 million statin treated patients not at goal today
- Will be supported aggressively by both Merck and Schering-Plough parents
- Merck support distinct from ZOCOR

VIOXX®
(rofecoxib)

ARCOXIA™
(etoricoxib)

VIOXX
Indications

- VIOXX is indicated for:
  - Relief of the signs and symptoms of osteoarthritis
  - Management of acute pain in adults
  - Treatment of primary dysmenorrhea

VIOXX
Ongoing Programs

- **Rheumatoid Arthritis**
  - Regulatory filing April-01
- **Gastrointestinal Outcomes Study (VIGOR)**
  - U.S. label negotiations ongoing
- **Cancer Prevention**
  - Familial Adenomatous Polyposis
  - Colon Polyps
  - Colorectal cancer recurrence

VIOXX

Review of Gastrointestinal and Cardiovascular Safety Data

Cyclooxygenases



Arachidonic Acid
CO_2H
COX-1
COX-2
Selective COX-2 Inhibitors
Prostanoids
Prostanoids
Protection of Gastric Mucosa
Platelet Function
Renal Effects
Pain, Inflammation, Fever
Effects on Na^+ Balance
Anti-inflammatory and Analgesic Effects

VIOXX

Gastric and Duodenal Ulcer Incidence in Endoscopy Studies

Cumulative Gastric and Duodenal Ulcer Incidence at Week 24 (≥3 mm)



Cumulative Incidence (%)
9.7
13.5
46.4
Week 24
VIOXX 25 mg
VIOXX 50 mg
Ibuprofen 2.40 g

VIOXX Gastrointestinal Outcomes Study (VIGOR) in Rheumatoid Arthritis Patients

VIOXX 50 mg: Twice Indicated Chronic Dose vs. recommended dose of naproxen



Cumulative Incidence of Upper Gastrointestinal Events (%)
5.0
4.0
3.0
2.0
1.0
0
Relative Risk =0.46
p<0.001
Naproxen
VIOXX
0
2
4
6
8
10
12
Months of Follow-up

Relative Risk of Confirmed Upper Gastrointestinal Events by Risk Category


Rate per 100 Patient-Years
6
5
4
3
2
1
0
Rofecoxib
Naproxen
RR: 0.12
RR: 0.49
N=676 N=650
No risk factors
N=3345 N=3360
¤ 1 risk factor

VIOXX

- VIOXX has verified the Cox-2 hypothesis with an outcomes study
  - VIOXX is the only drug to have proven the Cox-2 hypothesis with an outcomes study
  - In US alone, 100,000 spontaneous bleeds on NSAIDS; 10,000 deaths from gastrointestinal bleeds per year on NSAIDS

VIGOR (Rheumatoid Arthritis Study) Cardiovascular Safety Data

Event Rates

Event Category	Rofecoxib N=4047	Naproxen N=4029
Confirmed Myocardial Infarctions	0.5%	0.1%

VIOXX & ARCOXIA Programs
Cardiovascular Safety

- Alternative interpretations have been proposed for the difference in the myocardial infarction rates in the VIGOR study
  - Explanations that have been proposed include that VIOXX increased the myocardial infarction rate or that naproxen decreased the myocardial infarction rate

What data can we analyze to try to decide which explanation is correct

VIOXX

Thrombotic Cardiovascular Events in the Alzheimer's Studies



Cumulative Incidence (%)
5
4
3
2
1
0
Placebo
VIOXX
0
3
6
9
12
15
18
Months of Follow-up

VIOXX
Thrombotic Cardiovascular Events in the Phase IIb/III Osteoarthritis (OA) Study



Cumulative Incidence (%)
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
NSAIDs (OA)
VIOXX (OA)
0
2
4
6
8
10
12
14
Months of Follow-up

VIOXX

Thrombotic Cardiovascular Events in the VIGOR (RA) Study Compared with Phase IIb/III Osteoarthritis (OA) Study



Cumulative Incidence (%)
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
0
2
4
6
8
10
12
14
Months of Follow-up
VIOXX (VIGOR) (RA)
NSAIDs (OA)
VIOXX (OA)
Naproxen (VIGOR) (RA)

VIOXX
Cardiovascular Risk Assessment



Decreased Risk on VIOXX
Increased Risk on VIOXX
VIOXX vs Placebo
PATIENT YEARS: 3867
VIOXX vs
Non-Naproxen NSAIDS
PATIENT YEARS: 2818
VIOXX vs
Naproxen
PATIENT YEARS: 8364
0.2
0.5
1.0
2.0
5.0

Medical Letter
November 12, 2001

The Medical Letter®
On Drugs and Therapeutics
www.medletter.com
Published by The Medical Letter, Inc. • 1000 Main Street, New Rochelle, N.Y. 10801 • A Nonprofit Publication
Vol. 43 (Issue 1118)
November 12, 2001

Also in this issue:

CARDIOVASCULAR SAFETY OF COX-2 INHIBITORS

"Until more prospective studies with and without low dose aspirin are available, it would be premature to conclude that rofecoxib or celecoxib increase the risk of thrombotic cardiovascular disease."

VIOXX
Continuing Surveillance for Cardiovascular Events

- Ongoing studies
  - By 2004 up to 9,000 patient years of placebo-controlled data will be available

ARCOXIA

Fast and Sustained Pain Relief

Coxibs
Selectivity Ratio for Cox-1/Cox-2


106 ARCOXIA
35 VIOXX
30 BEXTRA
7.6 CELEBREX

ARCOXIA
Fast & Sustained Pain Relief

- Rapidly and completely absorbed; incidence of dyspeptic gastrointestinal symptoms comparable to placebo
- Onset within 24 minutes; 24 hour duration
- Distinct structure and distinct metabolic pathway
  - Allows Merck coxibs to be used in diverse pharmacogenetic patient populations
- Indications filed for: Osteoarthritis, Rheumatoid arthritis, Acute pain, Chronic pain, Dysmenorrhea
- Confirmed filing October 2001

ARCOXIA
Clinical Efficacy in Chronic Low Back Pain



Low Back Pain Intensity
(change from baseline)
5
0
-10
-20
-30
-40
-50
-60
Placebo
ARCOXIA 60 mg
once-daily
1
2
4
8
12
Study Week

ARCOXIA
A Well-Tolerated Compound

- Minimal effects on blood pressure and peripheral edema
  - Comparable to standard NSAIDS
- Rapidly and completely absorbed; dyspeptic gastrointestinal symptoms similar to placebo

ARCOXIA
Systolic Blood Pressure Effects



10
5
0
-5
-10
Systolic Blood Pressure
(change from baseline)
ARCOXIA 90 mg
ARCOXIA 60 mg
Placebo
Naproxen
2
4
8
12
Study Week

ARCOXIA

Incidence of Hypertension in Phase IIB/III Studies



10
9
8
7
6
5
4
3
2
1
0
Incidence (%)
placebo
60 mg
90 mg
120 mg
Naproxen
Ibuprofen

ARCOXIA

Incidence of Lower Extremity Edema in Phase IIB/III Studies



7
6
5
4
3
2
1
0
Incidence (%)
placebo
60 mg
90 mg
120 mg
Naproxen
Ibuprofen

VIOXX & ARCOXIA Programs

VIOXX & ARCOXIA Programs

- VIOXX and ARCOXIA are chemically distinct from each other, and each is a selective inhibitor of COX-2

Observations From VIOXX & ARCOXIA Programs
Gastrointestinal Ulcers

- VIOXX and ARCOXIA (highly selective COX-2 inhibitors) cause fewer gastrointestinal ulcers, determined by endoscopy
  - Based on the VIGOR study, fewer gastrointestinal ulcers, on average, predict fewer perforations, ulcers and bleeds in clinical use

VIOXX & ARCOXIA Programs
Cardiovascular Safety — Data Observed

Cardiovascular Thrombotic Events

- Fewer events in rheumatoid arthritis patients:
  - Naproxen vs. VIOXX
  - Naproxen vs. ARCOXIA
- No significant difference in event rates in other patient populations:
  - Placebo vs. VIOXX
  - Placebo vs. ARCOXIA

VIOXX & ARCOXIA Programs
Cardiovascular Safety: Observations & Summary

Cardiovascular Thrombotic Events

- With VIOXX in VIGOR study, events unrelated to hypertension or edema
- ARCOXIA has minimal effects on hypertension or edema; Incidence comparable to other NSAIDS

VIOXX and ARCOXIA Programs
SUMMARY

Data indicate that thrombotic events seen in rheumatoid arthritis patients are unrelated to blood pressure, edema, particular chemical structure, or degree of Cox-2 selectivity

Coxib Cardiovascular Safety

Independent External Scientific Commentary

Goldman, Sachs & Co. Investment Research Conference Call Review

Garrett FitzGerald, M.D.

"Why Might Cox-2s Increase CV Risk: The explanation for VIOXX's apparent increased CV risk is twofold. First, naproxen could be a great inhibitor of platelet function and thus make VIOXX look especially bad. Second, VIOXX could inhibit vascular prostacyclin which helps prevent unnecessary clotting. The theory is that this slight increase in coagulability could tip the scales toward thrombosis in patient populations already at risk of having CV events (i.e. rheumatoid arthritis patients). Dr. Fitzgerald suggests that there is little evidence of the latter theory and ample evidence for the first one."

Prostaglandins and Leukotrienes: Advances in Eicosanoid Biology

Colin D. Funk *Science* *294:1871-1875 Nov 30, 2001*

"Although indications of potentially deleterious actions of COX-2 inhibitors (e.g. causing acute tubulointerstitial nephritis or decreased cardioprotection) have been reported, the case to support an increased incidence of adverse events compared with traditional NSAIDs has not been developed."

Medical Letter
November 12, 2001

The Medical Letter®

On Drugs and Therapeutics

www.medletter.com

Published by The Medical Letter, Inc. • 1000 Main Street, New Rochelle, N.Y. 10801 • A Nonprofit Publication

Vol. 43 (Issue 1118)

November 12, 2001

Also in this issue:

CARDIOVASCULAR SAFETY OF COX-2 INHIBITORS

"Until more prospective studies with and without low dose aspirin are available, it would be premature to conclude that rofecoxib or celecoxib increase the risk of thrombotic cardiovascular disease."

VIOXX and ARCOXIA Programs
New Studies

- New cardiovascular outcomes studies to be conducted with VIOXX and ARCOXIA

VIOXX®
(rofecoxib)

ARCOXIA™
(etoricoxib)

Arthritis and Pain Relief: Large Market Opportunity

- 300 Million People Suffer from Arthritis and Pain in Major World Markets
- 90 Million in the US
  - <30 Million on Rx drug treatment today
- Primary Needs:
  - Pain Relief
  - GI Safety

Arthritis and Pain: Large and Growing Market Worldwide



Sales
($ Billions)
$ 10 Billion Rx Market
+19% CAGR ('98-'01)
0.9
0.6
0.3
0
2Q98
4Q98
2Q99
4Q99
2Q00
4Q00
2Q01
Celebrex
VIOXX
Voltaren

Source: IMS HEALTH, Quarterly data

Arthritis and Pain: Large and Growing Market in US



$ 5 Billion Rx Market
+38% CAGR ('98-'01)
Sales
($ Billions)
0.75
0.50
0.25
0.00
2Q98
4Q98
2Q99
4Q99
2Q00
4Q00
2Q01
Celebrex
VIOXX
Relafen

Source: IMS HEALTH, Quarterly data

Significant Share Expansion Potential for Coxibs in Patient Days of Therapy Worldwide



Patient Days (Billions)
12
9
6
3
0
12%
22%
2Q00
2Q01
Coxibs
Non-selective NSAIDs

Source: IMS HEALTH, Rolling 12 Month Data

In US, Coxib Class NRx Share Penetration of Arthritis and Pain Market was Impacted During the Year But is Resuming Again


NRx Weekly Coxib Class Market Share
of Arthritis and Pain Market
Market Share
(%)
42%
40%
38%
36%
34%
32%
Jan26
Mar9
Apr20
Jun1
Jul13
Aug24
Oct5
Nov16

Source: IMS HEALTH, Rolling 4-week Average (excluding Ultram)

VIOXX: Maintaining Strong Share Position in US


NRx Weekly Market Share of Coxib Class
Market Share (%)
52%
51%
50%
49%
48%
Dec15
Feb9
Apr6
Jun1
Jul27
Sept21
Nov16
VIOXX
Celebrex

Source: IMS HEALTH, Rolling 4-week Average

VIOXX: NRx Volume Growth Resuming in US



Weekly NRx Volume for VIOXX
NRx's
(000)
240
220
200
180
Aug3
Aug24
Sept14
Oct5
Oct26
Nov16

Source: IMS HEALTH, Rolling 4-Week Average

VIOXX: Strong Market Acceptance

Pain Relief

- In US in market research, VIOXX is considered the more efficacious Coxib

VIOXX: Pain Relief Image


In Market Research, Percent of Physicians Rating One Product Higher than the Other
(%)
50
40
30
20
10
0
43%
18%
38%
46%
VIOXX higher than Celebrex
Celebrex higher than VIOXX
Potent Analgesic
Potent Anti-Inflammatory
Rapid Onset
24hr pain relief

Source: Merck Market Research (US); July-October 2001, n=300

VIOXX: Continuing Growth Potential Worldwide

- Superior pain relief image with physicians
- Important GI safety outcomes data (VIGOR)
- Significant opportunity to expand patient therapy day share in arthritis market

ARCOXIA: Potential to Contribute to Growth of Merck Coxibs

- Arthritis market adopts effective new products rapidly
- Seeking broad range of indications at launch
  - OA
  - RA
  - Chronic Pain
  - Acute Pain
- Studied once daily dosing for all indications
- 24 minute onset of action
- Generally well tolerated

VIOXX and ARCOXIA

- Arthritis market will support multiple large brands

- Both Merck brands highly effective and offer once-daily efficacy

- Separate sales forces will support each brand

losartan

COZAAR™

Angiotensin II Antagonist

COZAAR
Endpoint Trials

- RENAAL (the renal protection study for COZAAR): *Completed*
  - First study in Type 2 diabetics to demonstrate significant risk reduction in End Stage Renal Disease (dialysis, transplantation)
- LIFE: *Ongoing*
  - COZAAR vs. Atenolol in patients with hypertension and left ventricular hypertrophy
  - Results to be presented in March, 2002

COZAAR RENAAL Study
All Endpoints Reduced with Statistical Significance

- ***End Stage Renal Disease***
  - 28% risk reduction with COZAAR
- ***End Stage Renal Disease or Death***
  - 20% risk reduction with COZAAR
- ***Composite Endpoint***
  - 16% risk reduction with COZAAR

Filing November, 2001
- Completed 1 year ahead of schedule

COZAAR RENAAL Study

Primary Endpoint Component: End Stage Renal Disease



Risk Reduction: 28%
p=0.002
Placebo
COZAAR
% of Patients with Event
0
10
20
30
0
12
24
36
48
Time (months)

LIFE : Hypertension Survival Study with COZAAR

- 9,193 Patients Followed for > 4 Years
  - 1,326 Isolated Systolic Hypertension Patients
  - 1,195 Diabetic Patients
- Primary Objective: Compare the long-term effects of losartan vs atenolol in hypertensive patients with documented left ventricular hypertrophy on the combination of cardiovascular morbidity and mortality
- Results to be reported in March 2002

COZAAR: Well-Tolerated Antihypertensive Isolated Systolic Hypertension



Proportion of Patients Achieving Systolic Goal
(Sitting Systolic Blood Pressure <140 mmHg or >20 mmHg decrease)
% Responders
60
50
40
30
20
10
0
*
*
*
Week 4
Week 8
Week 12
COZAAR
Placebo

*p<0.01 versus Placebo

losartan

COZAAR™

Angiotensin II Antagonist

Hypertension:
Large and Growing Medical Problem

- 185 million patients have hypertension worldwide
- Expected to reach > 200 million by 2008
- Only 55% of patients treated today

Hypertension: Large Market with Significant Opportunity for AIIA Class


$18 Billion Market
+6% CAGR (96-01)
Sales
($ Billions)
7
6
5
4
3
2
1
0
CCBs
ACEIs
AIIAs
BBs
Diuretics
2Q96
2Q97
2Q98
2Q99
2Q00
2Q01

Source: IMS HEALTH, Rolling 12 months. Hypertension Indication.

COZAAR/HYZAAR: Worldwide AIIA Market Leader



$4 Billion AIIA Market
+90% CAGR (96-01)
Sales
($ Billions)
2.0
1.5
1.0
0.5
0.0
2Q95
2Q96
2Q97
2Q98
2Q99
2Q00
2Q01
COZAAR/HYZAAR
Diovan/Co-Diovan
Atacand/Atacand Plus
Aprovel/Co-Aprovel
Micardis/Micardis HCT
Teveten

Source: IMS HEALTH, Rolling 12 months. Represents all sales of molecules across all indications.

COZAAR/HYZAAR: AIIA Market Leader in the US



$2 Billion AIIA Market
+77% CAGR (96-01)
Sales
($ Billions)
0.8
0.6
0.4
0.2
0.0
2Q95
2Q96
2Q97
2Q98
2Q99
2Q00
2Q01
COZAAR/HYZAAR
Diovan/Co-Diovan
Aprovel/Co-Aprovel
Atacand/Atacand Plus
Micardis/Micardis HCT
Teveten

Source: IMS HEALTH, Rolling 12 months. Represents all sales of molecules across all indications.

COZAAR: RENAAL Study

- Expanded Market Opportunity:
  - 150 million patients have Type II diabetes worldwide
  - Expected to reach > 200 million by 2008
  - Only limited number of these patients are treated with an AIIA today

COZAAR: Isolated Systolic Hypertension

- Estimated Market Opportunity
  - More than 40 million patients with ISH worldwide
  - In the US more than 50% of people with uncontrolled hypertension have ISH
    - Of these more than 60% were not being treated

COZAAR/HYZAAR: Worldwide AIIA Market Leader



Sales
($ Billions)
2.0
1.5
1.0
0.5
0.0
2Q95
2Q96
2Q97
2Q98
2Q99
2Q00
2Q01
COZAAR/HYZAAR
Diovan/Co-Diovan
Atacand/Atacand Plus
Aprovel/Co-Aprovel
Micardis/Micardis HCT
Teveten

Source: IMS HEALTH, Rolling 12 months. Represents all sales of molecules across all indications.

COZAAR/HYZAAR: Going Forward

- Hypertension
- Diabetes
- Isolated Systolic Hypertension

ONCE WEEKLY

FOSAMAX™

70mg

alendronate

FOSAMAX

- Once-weekly dosing offers a highly effective and more convenient treatment of osteoporosis
- September 2001 launched in Japan

FOSAMAX
Effective and Reliable Therapy

Fracture Reduction in Post-menopausal Women with Osteoporosis


Symptomatic Spine Fractures
Cumulative Incidence of Fractures (%)
4
3
2
1
0
Placebo
FOSAMAX
0
6
12
18
24
30
36
Study Time in Months


Hip Fractures
4
3
2
1
0
Placebo
FOSAMAX
0
6
12
18
24
30
36
Study Time in Months

Black DM, Thompson DE, Bauer DC, et al. Fracture risk reduction with alendronate in women with osteoporosis: The Fracture Intervention Trial. J Clin Endocrinol Metab 2000;85(11):4118-4124.

FOSAMAX
Increase in Bone Mineral Density in Male Osteoporosis

Bone Mineral Density



Lumbar Spine
BMD (% change from baseline)
8
6
4
2
0
FOSAMAX
Placebo
0
6
12
18
24
Months
Femoral Neck
BMD (% change from baseline)
3
2
1
0
-1
FOSAMAX
Placebo
0
6
12
18
24
Months

FOSAMAX Once Weekly
Two-Year Data Confirms Efficacy Profile


Lumbar Spine BMD
Mean % Change From Baseline
8
7
6
5
4
3
2
1
0
0
6
12
24
Month
FOSAMAX 10 mg daily
FOSAMAX 70 mg once weekly

FOSAMAX Once Weekly
Two-Year Data Confirms Safety Profile



% of patients with Upper GI Adverse Experiences
6
4
2
0
Esophageal Irritation
Gastric or Duodenal Irritation
Gastric or Duodenal PUBS
10 mg daily
70 mg once weekly

ONCE WEEKLY

FOSAMAX™

70mg

alendronate

The Osteoporosis Market

- > 50 Million Women Suffer from Osteoporosis
- 16 Million Diagnosed
- 11 Million Treated with Rx

Osteoporosis: A Large and Growing Market Worldwide



Sales
($ Billions)
$2.5 Billion Market
+14% CAGR (96-01)
0.8
0.6
0.4
0.2
0.0
2Q95
2Q96
2Q97
2Q98
2Q99
2Q00
2Q01
FOSAMAX
Evista
Miacalcin
Actonel
HRTs

Source: IMS HEALTH, Rolling 12 months. FOSAMAX Market Share is during 2Q01.

FOSAMAX Once Weekly: Accelerating Growth in the US


US: Rolling 4 Week TRx's
Rolling Weekly (Trx's 000's)
1400
1200
1000
800
600
400
200
0
10/23
3/12
7/30
12/17
5/5
9/22
2/9
6/29
11/16
FOSAMAX Total
FOSAMAX Once Weekly
FOSAMAX Daily
Miacalcin
Evista
Actonel

Source: IMS HEALTH. Four week rolling data. Osteoporosis market limited to FOSAMAX, Actonel, Miacalcin and Evista.

FOSAMAX Once Weekly: Accelerating Growth in the UK


UK: Monthly Sales
Sales
($ 000)
2000
1500
1000
500
0
9/99
1/00
5/00
9/00
1/01
5/01
9/01
FOSAMAX Total
Didronel PMO
FOSAMAX Once Weekly
FOSAMAX Daily
Actonel
Evista

Source: IMS HEALTH, Monthly Data

FOSAMAX Meets Physicians High Standards for Treating Osteoporosis

- Early Effect
- Proven fracture risk reduction at vertebra and hip

…In Addition, 90% of women preferred the convenience of the unique dosing of FOSAMAX Once Weekly vs Once Daily

FOSAMAX: Going Forward

- 39 million untreated women suffering from osteoporosis
- 3 million men with osteoporosis
- > 75 million osteopenic females as an emerging potential
- And...Prevalence is expected to increase markedly due to aging demographics

ONCE DAILY

SINGULAIR®

(MONTELUKAST SODIUM)

For the prophylaxis and chronic treatment of asthma in adults and pediatric patients 2 years and older ….

SINGULAIR
Allergic Rhinitis Program

Allergic Rhinitis Clinical Program Completed

- New indication for allergic rhinitis
- New mechanism of action
  - Non-antihistamine, non-steroidal
- First oral drug with indications for asthma and allergic rhinitis
- Filing early 2002

SINGULAIR
2001 Spring Seasonal Allergic Rhinitis Study


Daytime Nasal Symptoms
Nighttime Symptoms
Composite Symptoms
Change from Baseline
0
-0.1
-0.2
-0.3
-0.4
-0.5
-0.6
Placebo
SINGULAIR
Loratadine

SINGULAIR
Global Assessment of Symptoms



Physician
Patient
0
-0.1
-0.2
-0.3
-0.4
Improvement in Symptoms
SINGULAIR
Loratadine

ONCE DAILY

SINGULAIR®

(MONTELUKAST SODIUM)

Asthma Controllers: A Large and Growing Market



Sales
($ Billions)
$4 Billion Market
+13% CAGR ('96-'01)
5
4
3
2
1
0
2Q96
2Q97
2Q98
2Q99
2Q00
2Q01
Total
ICS
Other
LTRAs
LABAs

Source: IMS HEALTH, Rolling 12 Months, Allocated

Asthma Controllers:
A Large and Growing Market

- >50 million patients suffer from asthma
- 15 million still undiagnosed - a significant market opportunity
- 18 million are not compliant with their therapy

Asthma: An Unsatisfied Market

- Of treated Patients
  - >50% report symptoms or report "I cannot sleep through the night"
  - >40% cannot participate in sports or exercise activities on a bad day
  - >70% of patients use reliever medication $\geq$ 2 times a day
- Multiple medications used; new treatment modalities sought

SINGULAIR Today

- #1 Controller in the US
- #2 Controller Worldwide
- Just Launched in Japan

SINGULAIR:
Outstanding Growth – Worldwide


$ 4 Billion Controller Market
+13% CAGR ('96-'01)
Sales
($ Billions)
0.200
0.150
0.100
0.050
0.000
4Q97
2Q98
4Q98
2Q99
4Q99
2Q00
4Q00
2Q01
Flovent
SINGULAIR
Advair
Serevent
Pulmicort
Becotide
Accolate

Source: IMS HEALTH, Quarterly Data

SINGULAIR:
Outstanding Growth – US

$ 2 Billion Controller Market



+24% CAGR ('96-'01)
Sales
($ Billions)
0.125
0.100
0.075
0.050
0.025
0.000
4Q97
2Q98
4Q98
2Q99
4Q99
2Q00
4Q00
2Q01
SINGULAIR
Flovent
Serevent
Advair
Pulmicort
Accolate

Source: IMS HEALTH, Quarterly Data

The Allergic Rhinitis Opportunity

- US prescription market for Allergic Rhinitis: $ 2 Billion
- More than 60 million people suffering from Allergic Rhinitis in the US
- Most patients are dissatisfied with currently available therapies

SINGULAIR: Going Forward

- Still significant opportunity in the "traditional" asthma controller market
- New opportunity in the Allergic Rhinitis market
- Combination of Asthma and AR claims provide unique opportunities for the >35 million patients that suffer from both conditions

New Product Approvals

Cancidas™ I.V.
caspofungin

INVANZ

CANCIDAS
New Mechanism Antifungal Medicine

- U.S. NDA approval January, 2001 for Salvage *Aspergillus;* European Union approval December, 2001
  - No dosage adjustment needed for body weight
- Clinical *Candida* Infection Program Complete
  - Esophageal *Candida* infection filed May, 2001
  - Invasive *Candida* infection filing early 2002
- Empiric Therapy Trial data available 2002

INVANZ
Broad Spectrum, Once-Daily Injectable Antibiotic

- U.S. approval November, 2001
- Indications include:
  - Complicated intra-abdominal infections
  - Complicated skin and skin structure infections, including diabetic lower extremity infections
  - Community-acquired pneumonia
  - Complicated urinary tract infections
  - Acute pelvic infections

INVANZ
Broad Spectrum, Once-Daily Injectable Antibiotic

- Once a day IV or IM dosing
- Structure and spectrum unlike other carbapenems
- Coverage suitable for first line use in community acquired and mixed infections
- Excellent clinical efficacy demonstrated across all indications studied
- Excellent overall safety and tolerability profile demonstrated in clinical studies

New Products in Development

New Mechanism Drug for Respiratory Disease
Phosphodiesterase-4 Inhibitor

- Oral anti-inflammation agent
  - Potent & specific
  - Once-a-day
  - Low daily dose
- Unique-in-Class
  - No Emesis
- Phase II Program initiated 2001
  - Asthma Study
    - Also in Combination with SINGULAIR
  - Chronic Obstructive Pulmonary Disease Study

Phosphodiesterase-4 Inhibitor
Once-Daily Treatment



Inhibits Production of Inflammation Hormone
6 days of treatment
7th day of treatment
Placebo
Phosphodiesterase-4 Inhibitor
% Change from Baseline (TNFα)
20
0
-20
-40
-60
0
1.5
4
8
24
Time Post-Dosing (hours)

Emerging Therapies for Diabetes Mellitus and Its Complications

PPAR α/γ dual agonists

Goal: Control of glucose *and* lipid benefit for patients with diabetes and dyslipidemia

- KRP-297
  - Phase IIb trials ongoing
  - Phase III planned to start in 2002
- Additional novel compounds in development

Emerging Central Nervous System Therapies
Substance P Antagonist Program

Prevention of chemotherapy-induced nausea and vomiting (CINV) & treatment of major depression

Emerging Central Nervous System Therapies
Substance P Antagonist Program

- MK-869 in Phase III development for both indications
  - Early formulation of MK-869 suitable for short-term use only (CINV)
  - Current formulation of MK-869 suitable for both short-term (CINV) and long-term (depression) use
- Safety profile has continued to be favorable in animal and human testing

MK-869 (Substance P Antagonist)
Time to First Emesis



Phase IIb Study
Standard therapy + MK-869
Standard therapy
Percentage with No Emesis
100%
90%
80%
70%
60%
50%
40%
0
12
24
36
48
60
72
84
96
108
120
Time (hours) since Cisplatin

MK-869 (Substance P Antagonist)
Depression Program Progressing

Phase III program for major depression underway

MK-869 (Substance P Antagonist) For Depression
Phase II Depression Results



Mean Change in Depression Scale Score
0
-2
-4
-6
-8
-10
-12
-14
-16
Placebo
PAXIL
MK-869
1
2
4
6
Week

Central Nervous System Therapies

Cutting Edge Science in Neuropsychiatry From Merck's UK Laboratory



nature
neuroscience
volume 3 no 6 june 2000
http://www.nature.com/neuro
Developing new
drugs for anxiety

Central Nervous System Therapies

Novel Anxiolytic: GABA-A $\alpha 2/\alpha 3$ Agonist
New Mechanism of Action

- ***Goal:* Anxiolytic without daytime sedation and habituating effects**
- Phase II Program ongoing
  - Evidence of efficacy
  - Low incidence of daytime somnolence, non-habituating
  - Challenging clinical program
    - Similar challenges to depression trials with regards to placebo effects

Vaccine Programs

The Future is Now

Human Papillomavirus Vaccine Program

- Human Papillomavirus (HPV) plays a pivotal role in cervical cancer
  - ~470,000 cases of cervical cancer annually worldwide
  - 5 year survival rate of 50-70%
  - Pap smears not done uniformly everywhere in the world
- Quadrivalent Vaccine: Recombinant Virus-Like Particles (Types 6, 11, 16, 18)
- Worldwide Phase III Program Underway
  - Clear evidence of efficacy in Phase II

Rotavirus Vaccine Program

- Rotavirus: Major cause of severe diarrhea in infants
  - > 55,000 hospitalizations/year in the U.S.
- Merck vaccine: 5-valent, bovine backbone, human rotavirus protective antigens
- Large Safety Study Underway
  - > 10,000 infants enrolled
  - No cases of intussusception
- Phase III program to begin in 2002

Merck's Human Immunodeficiency Virus Research

- HIV Vaccine
- HIV Integrase Inhibitor

HIV Vaccine

- Continued excellent progress

HIV-1 Integrase Inhibitor
Unique Mechanism


Mature HIV
DNA
Nucleus
Reverse
Transcriptase:
RNA to DNA
Integrase
Inhibitor
Viral DNA
Integration
Viral Budding and
Maturation
(HIV Protease)

HIV Integrase Inhibitor

- Resistance to current therapy is problematic
  - 30-50% of patients fail current treatment
  - Resistance in treatment-naïve patients
    - Increase from 4.6% (pre-1999) to 16.5% (2001)
- A potential breakthrough mechanism to treat AIDS: HIV Integrase Inhibitor
  - Phase I to start in 2002

New Products: New Major Therapeutic Areas for Merck

- Large and Growing Markets
- Major Economic Burdens
- Significant Unmet Medical Needs
  - CNS Disorders
    - Chemotherapy Induced Nausea and Vomiting (CINV)
    - Depression
    - Anxiety
  - Diabetes
  - COPD/Asthma
  - Human Papillomavirus Infection
  - Rotavirus Infection
- Each Market Presents Significant Revenue Growth Opportunities

Large and Growing Worldwide Anti-Emetic Market



$ 1.5 Billion Market
+14% CAGR ('96-'01)
Sales
($ Billions)
1.0
0.8
0.6
0.4
0.2
0.0
2Q96
2Q97
2Q98
2Q99
2Q00
2Q01
Zofran
Kytril
Anzemet
Novoban

Source: IMS HEALTH, Rolling 12 months. Represents all sales of molecules

CINV: Major Medical Burden Affecting Cancer Patients' Quality of Life

Major Medical Issue

- 600,000 cancer patients receive Highly Emetogenic Chemotherapy (HEC)
- 95% of HEC patients receive prophylactic 5-HT3s

Large and Growing Market

- Worldwide 5-HT3 sales of $1.5 billion in 2001, 14% CAGR (96-01)

Substantial Unmet Needs

- Significant numbers of patients still suffer from CINV despite the use of current standard therapies
- CINV affects cancer patients' ability to carry out daily activities and impacts their quality of life

MK-869:
Major Advance in CINV Prevention

- Substance P Antagonists represent the first new option to prevent CINV in 10 years
- MK-869 (Substance P Antagonist)
  - Allows oncologists to provide superior and sustained protection from acute and delayed nausea and vomiting
  - Enhances patients' Quality of Life during and in the days following chemotherapy
  - Once daily, oral anti-emetic
  - In Phase III for acute and delayed CINV
    - First in class to treat nausea and vomiting associated with emetogenic chemotherapy

Depression: One of the Largest and Fastest Growing Markets



$10 Billion Market
+15% CAGR ('96-'00)
Sales
($ Billions)
12
10
8
6
4
2
0
1996
1997
1998
1999
2000
Total
SSRIs
SNRIs
Other

Source: IMS HEALTH, Rolling 12 Months. Represents all sales of molecules

Depression: Major Medical and Economic Burden

- Major Medical Issue
  - 45 million Americans (17% of population)
  - 22 million diagnosed; 18 million treated
- Significant Economic Burden
  - More than $45 billion in total costs in US alone
- Large and Growing Market
  - Worldwide sales of $10 billion in 2000, 15% CAGR (96-00)
- Substantial Unmet Needs
  - 40% patients discontinue therapy at 3 months
  - Significant tolerability issues with SSRIs
    - >20% incidence of sexual dysfunction
    - >20% incidence of nausea

MK-869: First in New Class to Treat Depression

- Substance P Antagonists represent the first new option to treat depression in a decade
- MK-869 (Substance P Antagonist)
  - Novel mechanism of action
  - Excellent efficacy in Phase II, even in severely depressed patients
  - Favorable safety profile
    - Lower incidence of adverse effects commonly associated with current treatment
  - Phase III program underway

Anxiety: Large and Growing Market


$5 Billion Market
+15% CAGR ('96-'00)
Sales
($ Billions)
6
5
4
3
2
1
0
1996
1997
1998
1999
2000
Total
SSRIs
Benzodiazepines
5HT1As
All Others

Source: IMS HEALTH, Rolling 12 Months

Anxiety: Major Medical and Economic Burden

- Major Medical Issue
  - 40 million Americans (16% of population)
  - 20 million diagnosed; 10 million treated
- Significant Economic Burden
  - $40 billion in total costs in US alone
- Large and Growing Market
  - Sales of $ 5 billion in 2000, 15% CAGR (96-00)
- Substantial Unmet Needs
  - Benzodiazepines cause daytime somnolence and habituation
  - SSRIs have a slow onset of action and are associated with a high incidence of sexual dysfunction and nausea

Merck's Novel Anxiolytic: First in New Class to Treat Anxiety

- GABA-A $\alpha 2/\alpha 3$ Agonist represents a novel mechanism of action for treatment of anxiety
- Merck's GABA-A $\alpha 2/\alpha 3$ Agonist
  - Evidence of efficacy in Phase II
  - Tolerability improved over currently available therapies
    - Anticipated to avoid the common side effects of SSRIs (nausea and sexual dysfunction) and Benzodiazepines (daytime somnolence and habituation)
  - Phase II on-going

Diabetes: Large and Fast Growing Market



Sales
($ Billions)
$ 7 Billion Market
+28% CAGR ('96-'01)
Total
Biguanides
PPAR γ Agonists
Sulfonylureas
Alpha Gluco Inhibitors
7
6
5
4
3
2
1
0
1Q96
1Q97
1Q98
1Q99
1Q00
1Q01

Source: IMS HEALTH, Rolling 12 Months

Diabetes: Major Medical and Economic Burden

- Major Medical Issue
  - 16 million Americans (6% of population)
  - 12 million diagnosed; >9 million treated
- Significant Economic Burden
  - $100 billion in total costs in US alone
- Large and Growing Market
  - Worldwide sales of $7 billion in 2000, 28% CAGR (96-01)
- Substantial Unmet Needs
  - Current therapies fail to maintain glycemic goals over time
  - Progressive, multi-factorial disease, requires multiple medicines
  - Multiple co-morbid conditions
    - Microvascular (blindness, amputations, kidney failure)
    - Macrovascular (CHD and CV mortality)

Diabetic Dyslipidemia is an Important Under-Treated Co-morbidity

- 80% of diabetic mortality is due to cardiovascular disease
- More than 70% of diabetics have a lipid disorder
- NCEP guidelines now recognize that diabetics are at equal risk for a coronary event as patients with a prior MI
- Hyperglycemia currently the initial treatment focus
- Dyslipidemia therapy is typically delayed
- Less than 30% of diabetic patients currently receive lipid therapy

KRP-297: First in New Class to Treat Diabetes

- PPAR α/γ Dual Agonists represent a novel class for treatment of diabetes and its complications
- KRP-297 (PPAR α/γ Dual Agonist)
  - Dual mechanism
    - Hyperglycemic control + important dyslipidemia control
  - Phase III 2002

COPD Market Represents a Significant Opportunity for Merck



2.0
1.5
1.0
0.5
0.0
Sales
($ Billions)
$1.6 Billion Market
+10% CAGR ('96-'01)
Total
Inhaled Steroids
B2-Stimulants
Anticholinergics
All Other
Xanthines
2Q96
2Q97
2Q98
2Q99
2Q00
2Q01

Source: IMS HEALTH, Rolling 12 months, Allocated

COPD: Major Medical and Economic Burden

- Major Medical Issue
  - 20 million Americans (8% of population)
  - 14 million diagnosed; 12 million treated
- Significant Economic Burden
  - $30 billion in total costs in US alone
- Large and Growing Market
  - Worldwide sales of $1.6 billion as of 2Q01, 10% CAGR (96-01)
  - Market forecasted to reach over $4 billion in 2008 due to replacement of older, less effective generics and earlier diagnosis/treatment
- Substantial Unmet Needs
  - Current agents
    - Provide limited efficacy
    - Are difficult to use

Merck's Phosphodiesterase-4 Inhibitor: Novel Therapy to Treat COPD

- Phosphodiesterase-4 Inhibitors represent a novel anti-inflammatory mechanism to treat COPD
- Merck's Phosphodiesterase-4 Inhibitor
  - Anticipated to have clinical and safety benefits over earlier Phosphodiesterase-4 Inhibitors
  - Once daily oral tablet will represent a significant advance in the treatment of COPD and be easy to use
  - Phase II initiated 2001
    - Unique-in-class treatment for COPD

Asthma Market Represents A Significant Opportunity for Merck



Sales
($ Billions)
$4 Billion Market
+13% CAGR ('96-'01)
5
4
3
2
1
0
Total
ICS
Other
LTRAs
LABAs
2Q96
2Q97
2Q98
2Q99
2Q00
2Q01

Source: IMS HEALTH, Rolling 12 Months, Allocated

Asthma: Major Medical and Economic Burden

- Major Medical Issue
  - 20 million Americans (8 % of population)
  - 14 million diagnosed; 13 million treated
- Significant Economic Burden
  - $ 13 billion in total costs in US alone
- Large and Growing Market
  - Worldwide sales of $4 billion as of 2Q01, 13% CAGR (96-01)
- Substantial Unmet Needs
  - Safety issues with inhaled corticosteroids (growth retardation in children, reduction in bone density and oral candidiasis)
  - Adverse effects with Long Acting Beta Agonists include GI discomfort and headache

Merck's Phosphodiesterase-4 Inhibitor: Novel Asthma Treatment

- Phosphodiesterase-4 Inhibitors: a novel anti-inflammatory mechanism for the asthma controller market
- Merck's Phosphodiesterase-4 Inhibitor
  - Anticipated to have clinical and safety benefits over earlier Phosphodiesterase-4 Inhibitors
  - Expected absence of side effects associated with inhaled corticosteroids and long-acting beta agonists
  - Once daily oral tablet
  - Effective as mono-therapy but also potentially a complementary/additive mechanism with SINGULAIR
  - Phase II initiated 2001
    - Unique-in-class asthma treatment

HPV Infection:
Major Medical and Economic Burden

- **Major Medical Issue**
  - HPV infection is necessary for development of cervical cancer
  - 470,000 cervical cancers worldwide
  - 50 million adolescent and adult females in the US at risk for HPV infection
- **Significant Economic Burden of HPV**
  - $6 billion in Pap screening and treatment costs each year in the US
- **Substantial Unmet Needs**
  - No preventative therapies exists for HPV
  - Treatment consists of surgical intervention which can be associated with significant morbidity
- **Merck's HPV Vaccine**
  - Phase III program underway
  - First HPV vaccine to market and first in a new class of vaccine
  - Seeks to prevent HPV infections known to cause cervical cancer thus reducing morbidity and mortality associated with cervical cancer and pre-cancerous lesions
  - Potential to reduce high cost of screening

Rotavirus Infection: Major Medical and Economic Burden

- **Major Medical Issue**
  - Rotavirus in young children causes severe diarrhea
    - 800,000 infant deaths in the developing world
    - 500,000 physician visits, >55,000 hospitalizations, and 20-40 deaths per year in the US
- **Significant Economic Burden**
  - More than $1 billion in direct and indirect costs each year in the US
- **Substantial Unmet Needs**
  - No rotavirus vaccine or anti-viral treatment available
  - Despite availability of oral rehydration solutions, hospitalizations for diarrhea in young children have not significantly declined
- **Merck's Rotavirus Vaccine**
  - Phase III 2002
  - First "new" Rotavirus Vaccine
  - Expected to provide coverage for more than 90% of serotypes circulating in the U.S.
  - Convenient, liquid, oral vaccine

New Products: New Major Therapeutic Areas for Merck

- Large and Growing Markets
- Major Economic Burdens
- Significant Unmet Medical Needs
  - CNS Disorders
    - Chemotherapy Induced Nausea and Vomiting (CINV)
    - Depression
    - Anxiety
  - Diabetes
  - COPD/Asthma
  - Human Papillomavirus Infection
  - Rotavirus Infection
- Each Market Presents Significant Revenue Growth Opportunities

Merck Research Laboratories Strategic Focus

Dr. Peter S. Kim
Executive Vice President, R&D

December 11, 2001

MRL Strategic Focus

- Disease Prevalence and Merck Medicines
- Key Hires
- Expansion of MRL Research
- Genomics at Merck
- MRL – External Research

US Disease Prevalence and Key Merck Medicines


MK-869
GABA α2/3
FOSAMAX
KRP-297
SINGULAIR
PDE4
COZAAR
ZOCOR
ZETIA
Obesity 23%
Neuroscience 22%
Osteo 4%
Diabetes 6%
Respiratory 33%
Cardio/Athero 20%
Arthritis 16%
Cancer 3%

Key Hires – 2001

- Stephen H. Friend, M.D., Ph.D.
  - Vice President, Basic Research, MRL
  - President, Rosetta Inpharmatics

- Dennis W. Choi, M.D., Ph.D.
  - Executive Vice President, Neurosciences, MRL

Expansion of MRL Research

- Strategic acquisitions and close proximity to premiere academic institutions
  - **Enhance Neuroscience: MRL-San Diego (1999)**
    - Sibia acquisition
    - San Diego: Scripps Institute, UCSD, Salk
  - **Genomics Expansion: Rosetta Inpharmatics (2001)**
    - Seattle: University of Washington
  - **Increase Access to Cutting-Edge Science: MRL-Boston (2004)**
    - Boston: Harvard, MIT, Mass General

Genomics at Merck

The Human Genome Project


nature
the
human
genome
Nuclear fission
Seafloor spreading
Career prospects


Science
THE
HUMAN
GENOME

Genomics will have a major impact on drug discovery and development and will change the way that medicine is practiced

DNA Chips

- Concept of gene expression
- DNA expression arrays (DNA chips)
  - Determine whether genes are “on” or “off” in a specific cell, under specific conditions
  - Insights into biological pathways, drug targets, and drug properties

Target Assessment and Compound Profiling


PERTURBATION
CELL
10,000s
REPORTERS
Database

Identify Changes in the Function of Many Proteins Simultaneously

Thinking in Terms of Patterns: Gene-Expression Signatures


mRNAs, Proteins, Metabolites
Experiments

ROSETTA

- Ink Jet Arrays and Flex Jet Microarrays
- Resolver Data Analysis System
- Cutting-edge Genomic Research

Ink-jet Oligonucleotide Arrays


G A T C




G
A
G
T
C

- 25,000 oligos / 1 x 3 inches
- Sequence completely flexible
- 60-mers

Compound Profiling: PPAR Agonist Program



Nucleus
3'
5'
3'
5'
PPAR agonist
PPAR receptor
protein synthesis
altered cellular function

- **Different gene expression patterns can be measured**
  - Full or partial agonism: different physiological effects
  - PPARα versus PPARγ: different target tissues
  - Gene expression signatures: efficacy or toxicity

Profiling Metastatic Potential in Breast Cancer


EXPRESSION PROFILES OF TUMORS IN 78 PATIENTS
Genes
0% Metastasis
29% Metastasis
72% Metastasis
100% Metastasis
Group A
Group B
Good prognosis
Poor prognosis
Survival Probability
Time(months)
1
0.8
0.6
0.4
0.2
0
0
50
100
150
200

Pharmacogenomics

- Use of genetic differences among individual patients to:
  - Improve likelihood of response to a drug
  - Decrease likelihood of adverse reaction to a drug
- Consequences:
  - Better medical practice
  - Higher patient compliance
  - Decreased drug development costs
  - Deeper penetration into the responder populations

External Relationships: A Critical Role

Each senior scientist is charged with building the best scientific program in their area, whether it comes from internal research, external collaboration or both

Merck's Licensing Arrangements
Complementing Current Therapeutic Areas
1999 – 2001

- **Cholesterol**
  - Schering Plough
- **Respiratory**
  - Schering Plough
- **HIV**
  - CAT
  - Crucell
  - CytRx
- **Antibacterials**
  - Elitra
- **Osteoporosis**
  - Axys
- **Ophthalmics**
  - Cole Eye Institute

Merck's Licensing Arrangements

Expanding Into New, Large Therapeutic Areas
1999 – 2001

- **Diabetes**
  - ISIS
  - Kyorin
- **Neuroscience**
  - NeuroTargets
  - SIBIA
- **Influenza**
  - Biodiem
- **HCV**
  - ISIS

Merck's Licensing Arrangements

Cutting Edge Research Technologies

1999 – 2001

- **Pharmacogenomics**
  - Rosetta Inpharmatics
- **Genomics/Proteomics**
  - DoubleTwist, LifeSpan, Amersham Pharmacia, Proteome
- **Gene Tools/Targeting**
  - Lexicon, Sangamo, Affymetrix
- **Lead Identification**
  - NeoGenesis
- **Assay Development**
  - Chromagen
- **Chemical Libraries**
  - Array Biopharma, Chembridge, Discovery Partners
- **Knock Out Mice**
  - Deltagen

Merck's Licensing Arrangements

Cutting Edge Biologics and Drug Delivery Technologies
1999 – 2001

- **Biologics**
  - ProBioGen
- **Drug Delivery**
  - Elan/Nanosystems
  - Flamel
  - Symyx

Summary

- Strategy to meet medical needs
- Scientific leadership
- Genomics
  - An integral part of Discovery and Development
- Scientific excellence in internal research and preferred external research partners

Projected New Product Flow

Major Filings 2001–2002

- New Chemical Entities
  - ARCOXIA
  - ZETIA monotherapy & co-administration
  - Substance P Antagonist for emesis control
- Supplemental Indications
  - COZAAR RENAAL
  - CANCIDAS for Esophageal Candidiasis
  - SINGULAIR for Allergic Rhinitis
  - Oxford Heart Protection Study for ZOCOR

Upcoming New Chemical Entity Filings 2003–2006

- Non-habituating anxiolytic
- ZETIA/ZOCOR fixed combination
- Substance P Antagonist for major depression
- Phosphodiesterase-4 Inhibitor for asthma and pulmonary disease
- KRP-297
- Rotavirus Vaccine
- HPV Vaccine
- HIV Integrase Inhibitor

Major Franchise Enhancements & Expansion

Product	Therapeutic Target
ZOCOR + New Claims & ZETIA	Atherosclerosis
VIOXX + ARCOXIA	Arthritis, pain
COZAAR/HYZAAR + New Claims	Hypertension

Major Franchise Enhancements & Expansion

Product	Therapeutic Target
FOSAMAX + New Mechanism Compound	Osteoporosis
SINGULAIR + New Claims & PDE-4 Inhibitor	Asthma + Allergy + COPD

Emerging Therapies for Diabetes Mellitus and Its Complications

- COZAAR
  - Renal protective benefit in Type 2 diabetes
  - LIFE study
- ZOCOR
  - Reduction in coronary heart disease and stroke in diabetics with no prior heart disease
- New compounds in development
  - KRP-297 control of glucose and lipids in diabetics
  - Genomic approach for compounds to be discussed by Dr. Kim

Treatments for Infectious Diseases

Product	Therapeutic Target
CRIXIVAN, SUSTIVA + HIV Integrase Inhibitor	HIV / AIDS
PRIMAXIN + INVANZ	Bacterial Infections
CANCIDAS	Fungal Infections

Treatments for Central Nervous System Conditions

Product	Therapeutic Target
MAXALT	Migraine
Substance P Antagonist	Major Depression, CINV
Non-Habituating Anxiolytic	Anxiety

New Vaccines

Vaccine	Therapeutic Target
Rotavirus	Childhood Diarrhea
Human Papilloma Virus	Cervical Cancer
HIV	HIV / AIDS

Summary

- Broad portfolio of approved medicines, with important emerging new indications
- Several important new medicines in development, both in existing franchises, and in fields new for Merck
- Broad portfolio of approved vaccines, with many new vaccines in development
- Each product offers unique attributes and unique clinical benefits
- Clear clinical efficacy and safety data lead to rapid adoption of Merck medicines and vaccines by physicians

Summary

- Major new strategic directions for MRL:
  - Location of laboratories
  - Technology acquisition and adoption
  - Recruitment of top-notch scientists

Summary

MRL is positioned to remain the premier innovative discovery and development organization in the global pharmaceutical world

2001 Annual Business Briefing

Financial Overview

Judy C. Lewent

Executive Vice President & Chief Financial Officer

December 11, 2001

Merck & Co., Inc.
9 Months YTD 2001 Results

- Total sales up 22% year-to-date
  - Five key growth drivers up nearly 30%
  - Continued decline in patent expiration products, including Prilosec, as a percent of Human Health portfolio
- Accelerated implementation of operational efficiency initiatives
- Earnings per share up 8% year-to-date

Comfortable with full-year 2001 E.P.S. range of $3.12-$3.15

Worldwide Sales - Human Health


100%
75%
50%
25%
0%
% of Human Health Sales
35%
20%
45%
30%
14%
56%
20%
14%
66%
1999
2000
2001 YTD
WW Patent Expiry
All Other
5 Growth Drivers

Five Key Growth Drivers – Significant Market Potential

Zocor	• Significant treatment gap remains • Three-fold increase in untreated patient population as a result of new NCEP guidelines and HPS
Coxibs	• Superior pain relief image with physicians • Important GI safety outcomes data • Arcoxia expands potential coxib penetration
Cozaar & Hyzaar	• Worldwide AIIA market leader in hypertension • RENAAL data provides further opportunity in large diabetes population with early kidney dysfunction
Fosamax	• Once weekly dose is accelerating growth • Demographics suggest growing osteoporosis patient population
Singulair	• Large still-undiagnosed patient population • Many treated patients remain dissatisfied

Five Key Growth Drivers – Guidance

Product	2001 ($ billions)	2002 ($ billions)
Zocor	$6.5 – 6.7	$7.1 – 7.4
Coxibs	$2.5 – 2.7	$2.8 – 3.1
Cozaar & Hyzaar	$1.8 – 2.0	$2.2 – 2.5
Fosamax	$1.5 – 1.7	$2.0 – 2.3
Singulair	$1.2 – 1.4	$1.6 – 1.8

Marketing & Administrative

1997	→	2000
$4.3 B		$6.2 B
	+13% CAGR	

- Significant 1997-1999 investment to support the launch of new products
  - 1998: Singulair, Maxalt, Aggrastat, Propecia and Cosopt
  - 1999: Vioxx
- Increased investment to support the competitive positions of Zocor, Fosamax, and Cozaar/Hyzaar

Marketing & Administrative – 2001

- Strong commitment to direct selling efforts:
  - Approximately 1,000 U.S. office-based sales representatives added through September 2001
- Increased resource commitments to 5 key growth drivers focused on optimal marketing mix and key product leverage points
- Accelerated implementation of operational efficiency initiatives and managed administrative costs to reduce overall cost structure
- 2001 Estimated growth in low single digits

Marketing & Administrative – 2002

- Continue focus and growth in direct selling:
  - Approximately 500 additional U.S. office-based sales representatives
- Strong support for next wave of product launches including Arcoxia, Invanz, and Singulair AR
- Increase resource commitments to 5 key growth drivers
- Continue implementation and leveraging of operational efficiency initiatives
- 2002 Estimated growth in low single digits

Research and Development – 2001

- 12% CAGR from 1997-2000
- Strong commitment to R&D continues:
  - Basic research/pre-launch development spending and headcount growing nearly 20% in 2001
- Completion of large post-launch clinical trials in 2001
- Operational efficiency initiatives drive reduction in support spending
- Estimated 2001 R&D expense is $2.5 billion

Research and Development – 2002

- Strong commitment to R&D continues:
  - Basic research and pipeline product development spending growing approximately 20% in 2002
- Operational efficiency initiatives will moderate spending on administrative support
- Estimated 2002 R&D expense of $2.9 billion reflects double-digit growth

Operational Efficiency

The company is fundamentally lowering its cost structure through re-designing work, leveraging technology and expanding procurement initiatives:

- Eliminated sales and marketing administrative work in USHH
- Implemented new procurement initiatives in research and marketing
- Implementing new processes and technology in procurement through payment
- Investing in manufacturing technology to lower cost

• Enables sustainable low growth in Marketing & Administrative expense and mitigates the impact of inflation on cost of sales

Other P&L Components

- 2002 Medco sales estimated at $29-30 billion
- 2002 gross margin estimated at 37%
- 2002 Tax Rate estimated at 30-30.5%
- 2002 includes benefit from FAS142 implementation

2002 Summary & 2003 Outlook

Company growth goal remains unchanged: Merck's long term objective is EPS growth in top quartile of leading health care companies:

- Five key franchises continue strong growth in 2002 and 2003
- The next wave of new products including Arcoxia, Invanz, Singulair AR and Zetia, will drive investment in 2002 and growth in 2003.
- Continued strong investment in research and development
- Significant impact from patent expirations, especially Prilosec, in 2002, diminishes in 2003
- Ongoing implementation and leveraging of operational efficiency initiatives across the organization